                                                                    EXHIBIT 99.1






                      Press Release dated January 21, 1999
                              of Elcor Corporation.

                         [ELCOR CORPORATION LETTERHEAD]
--------------------------------------------------------------------------------
FOR FURTHER INFORMATION:                                           TRADED:  NYSE
                                                                   SYMBOL:  ELK
Richard J. Rosebery, Vice Chairman,
Chief Financial and Administrative Officer, and Treasurer
(972) 851-0510

PRESS RELEASE
FOR IMMEDIATE RELEASE


                        ELCOR REPORTS RECORD FISCAL 1999
                        SECOND QUARTER SALES AND EARNINGS

DALLAS, TEXAS, January 21, 1999 ......Elcor Corporation announced today that net income rose 59% for the second quarter ending December 31, 1998, to $4,678,000, or $.35 per diluted share, from $2,948,000, or $.22 per diluted share, in the year-ago quarter. Sales increased 17% to $71.2 million from $61 million last year. Both sales and earnings set new records for any December quarter.

For the six months ending December 31, 1998, income before a change in accounting principle rose 46% to $12,204,000, or $.92 per diluted share, from $8,342,000, or $.62 per diluted share, last year. Net income for the first six months of $7,864,000, or $.59 per diluted share, includes a nonrecurring first quarter charge of $4,340,000, or $.33 per diluted share, for the cumulative effect of a change in accounting principle to apply AICPA AcSec Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities." Sales increased 17% to $157.1 million from $134.5 million in the first half last year.

Harold K. Work, Elcor's Chairman, President and Chief Executive Officer, said, "Sharply higher second quarter results were driven by record December quarter shipments of our Elk Prestique(R) premium laminated fiberglass asphalt shingles. Increasing homeowner preference for our Elk Prestique laminated shingles, along with relatively mild weather during much of the December quarter, sharply boosted demand in the residential roofing replacement market. New construction also continued at a strong level. In order to satisfy continuing strong growth in demand, all three of Elk's roofing plants plan to continue production at high levels throughout the winter.

"Elcor's Industrial Products segment's results trailed the record levels in the year-ago December quarter, primarily affected by reduced demand for our Ortloff Engineers' patent licensing and engineering consulting services to the petroleum industry, which were impacted by sharply lower oil and gas prices. During the quarter, Chromium Corporation's Conductive Coatings Division (CCD) completed its third major expansion of facilities to keep pace with accelerating demand for its Compushield(R) coatings and formed-in-place dispense conductive gaskets for components used in digital wireless cellular phones and other electronic products. The prospects for sharply accelerating demand in this business led us to create a new wholly owned Elcor subsidiary, CCD Acquisition Corporation (CCDAC). Earlier this month,

                                                                           /more

PRESS RELEASE
Elcor Corporation
January 21, 1999
Page 2

CCDAC acquired all of the outstanding shares of YDK America, Inc. (YDKA), a leading supplier to the computer industry of plastic enclosures and components having electroless conductive coatings. CCD and YDKA will be combined to provide a broad range of services to customers in current and emerging markets. We're making significant capital investments in the conductive coatings business, which demonstrates our commitment to keep ahead of sharply accelerating demand for digital wireless cellular phones and other high-tech, high-growth electronic applications," he said.

FINANCIAL POSITION

Elcor's financial position remains strong. First-half net cash flows from operating activities of $28.5 million fully covered the $9.1 million spent in investing activities and permitted a $14.5 million reduction in long-term debt from $48 million at June 30, 1998 to $33.5 million at December 31, 1998, the low point in our working capital cycle. At December 31, 1998, shareholders' equity was $126 million; total capital was $159.5 million; long-term debt as a percent of total capital was 21%; and the current ratio was 3:1.

OUTLOOK

Mr. Work said, "At the present time, we expect that growing demand for Elk's patented Enhanced High Definition(R) and Raised Profile(TM) Prestique premium laminated fiberglass asphalt shingles and for our industrial products should also substantially boost second half fiscal 1999 sales and earnings. Looking ahead to the longer term, we believe the investments we have made already and are continuing to make provide Elcor with the potential to more than double fiscal 1998 earnings of $1.36 per share over the next three fiscal years and to continue strong growth in the new millennium," he concluded.

SAFE HARBOR PROVISIONS

In accordance with the safe harbor provisions of the securities law regarding forward-looking statements, except for the historical information contained herein, the above discussion contains forward-looking statements that involve risks and uncertainties. Elcor's actual results could differ materially from those discussed here. Factors that could cause or contribute to such differences could include, but are not limited to, changes in demand, prices, raw material costs, transportation costs, changes in economic conditions of the various markets the company serves, changes in the amount and severity of inclement weather, as well as the other risks detailed herein and in the company's reports filed with the Securities and Exchange Commission, including, but not limited to its Form 10-K for the fiscal year ended June 30, 1998 and its Form 8-K dated January 21, 1999.

                                   ----------

Elcor, through its subsidiaries, manufactures roofing products and industrial products. Each of Elcor's principal operating subsidiaries is the leader or one of the leaders within its particular market. Its common stock is listed on the New York Stock Exchange (ticker symbol: ELK).

Elcor's roofing products facilities are located in Tuscaloosa, Alabama; Shafter, California; Dallas and Ennis, Texas. Its industrial products facilities are located in Canton, Georgia; Cleveland, Ohio; Dallas, Lufkin, and Midland, Texas.

                                                                           /more

PRESS RELEASE
Elcor Corporation Quarterly Results
January 21, 1999
Page 3


CONDENSED RESULTS OF OPERATIONS
(Unaudited, $ in thousands)


                                             Second Quarter                                     Trailing
                                           Three Months Ended      Six Months Ended        Twelve Months Ended
                                              December 31,            December 31,             December 31,
                                            1998        1997        1998         1997        1998        1997(a)
                                         ----------  ----------  ----------   ----------  ----------   ----------
SALES                                    $   71,199  $   60,965  $  157,067   $  134,481  $  290,764   $  250,065
                                         ----------  ----------  ----------   ----------  ----------   ----------

COSTS AND EXPENSES:
  Cost of sales                              53,311      47,301     116,374      102,702     216,299      192,317
  Selling, general & administrative           9,812       8,384      20,084       17,189      37,411       32,366
  Interest expense, net                         445         614       1,004        1,373       2,208        2,296
                                         ----------  ----------  ----------   ----------  ----------   ----------

Total Costs and Expenses                     63,568      56,299     137,462      121,264     255,918      226,979
                                         ----------  ----------  ----------   ----------  ----------   ----------

INCOME BEFORE INCOME TAXES                    7,631       4,666      19,605       13,217      34,846       23,086
Provision for income taxes                    2,953       1,718       7,401        4,875      12,660        8,545
                                         ----------  ----------  ----------   ----------  ----------   ----------
INCOME BEFORE CHANGE IN
  ACCOUNTING PRINCIPLE                        4,678       2,948      12,204        8,342      22,186       14,541
Cumulative effect of change in
  accounting principle(b)                         0           0      (4,340)           0      (4,340)           0
                                         ----------  ----------  ----------   ----------  ----------   ----------

NET INCOME                               $    4,678  $    2,948  $    7,864   $    8,342  $   17,846   $   14,541
                                         ==========  ==========  ==========   ==========  ==========   ==========
INCOME PER COMMON SHARE-BASIC:
  Before change in accounting principle  $     0.36  $     0.22  $     0.93   $     0.63  $     1.69   $     1.10
  Cumulative effect of change in
     accounting principle                      0.00        0.00       (0.33)        0.00       (0.33)        0.00
                                         ----------  ----------  ----------   ----------  ----------   ----------
  Net Income Per Share-Basic             $     0.36  $     0.22  $     0.60   $     0.63  $     1.36   $     1.10
                                         ==========  ==========  ==========   ==========  ==========   ==========
INCOME PER COMMON SHARE-DILUTED:
  Before change in accounting principle  $     0.35  $     0.22  $     0.92   $     0.62  $     1.65   $     1.08
  Cumulative effect of change in
     accounting principle                      0.00        0.00       (0.33)        0.00       (0.32)        0.00
                                         ----------  ----------  ----------   ----------  ----------   ----------
  Net Income Per Share-Diluted           $     0.35  $     0.22  $     0.59   $     0.62  $     1.33   $     1.08
                                         ==========  ==========  ==========   ==========  ==========   ==========
AVERAGE COMMON SHARES OUTSTANDING
  Basic                                      12,990      13,231      13,059       13,217      13,167       13,207
                                         ==========  ==========  ==========   ==========  ==========   ==========
  Diluted                                    13,245      13,523      13,289       13,484      13,419       13,434
                                         ==========  ==========  ==========   ==========  ==========   ==========


(a)  Restated for a change in accounting for inventories in fiscal 1998.

(b) Represents cumulative effect of applying AICPA AcSec Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities."

PRESS RELEASE
Elcor Corporation Quarterly Results
January 21, 1999
Page 4


CONDENSED BALANCE SHEET
(Unaudited, $ in thousands)



                                                           December 31,
ASSETS                                               1998               1997(a)
------                                            ---------           ---------
Cash and cash equivalents                         $   2,356           $   4,450
Receivables, net                                     48,084              34,757
Inventories                                          26,520              28,198
Deferred income taxes                                 2,122               2,769
Prepaid expenses and other                            1,458               3,173
                                                  ---------           ---------

     Total Current Assets                            80,540              73,347

Property, plant and equipment, net                  118,396             117,860
Other assets                                          1,968               3,221
                                                  ---------           ---------

     Total Assets                                 $ 200,904           $ 194,428
                                                  =========           =========



                                                           December 31,
LIABILITIES AND SHAREHOLDERS' EQUITY                 1998               1997(a)
-------------------------------------             ---------           ---------
Accounts payable and accrued liabilities          $  27,191           $  23,461
Current maturities on long-term debt                      0                   0
                                                  ---------           ---------

     Total Current Liabilities                       27,191              23,461

Long-term debt, net                                  33,500              37,700
Deferred income taxes                                14,237              14,508
Shareholders' equity                                125,976             118,759
                                                  ---------           ---------

     Total Liabilities and Shareholders' Equity   $ 200,904           $ 194,428
                                                  =========           =========

(a) Restated for a change in accounting for inventories in fiscal 1998.

PRESS RELEASE
Elcor Corporation Quarterly Results
January 21, 1999
Page 5

CONDENSED STATEMENT OF CASH FLOWS
(Unaudited, $ in thousands)

                                                                           For the Six Months Ended
                                                                                 December 31,
                                                                          1998                  1997
                                                                        --------              --------
CASH FLOWS FROM:
OPERATING ACTIVITIES
Net income                                                              $  7,864              $  8,342
Adjustments to net income
   Depreciation and amortization                                           4,532                 5,370
   Deferred income taxes                                                     804                 1,096
   Cumulative effect of accounting change                                  4,340                     0
   Changes in assets and liabilities:
     Trade receivables                                                     8,366                 8,421
     Inventories                                                           2,302                 4,008
     Prepaid expenses and other                                              331                   399
     Accounts payable and accrued liabilities                                (16)               (4,825)
                                                                        --------              --------

Net cash from operations                                                  28,523                22,811
                                                                        --------              --------

INVESTING ACTIVITIES
    Additions to property, plant & equipment                             (12,062)               (5,748)
    Insurance proceeds and other                                           2,999                   254
                                                                        --------              --------

Net cash from investing activities                                        (9,063)               (5,494)
                                                                        --------              --------

FINANCING ACTIVITIES
    Long-term borrowings, net                                            (14,500)              (14,900)
    Dividends on common stock                                             (1,818)               (1,587)
    Treasury stock transactions and other, net                            (6,026)                   19
                                                                        --------              --------

Net cash from financing activities                                       (22,344)              (16,468)
                                                                        --------              --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                      (2,884)                  849

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                             5,240                 3,601
                                                                        --------              --------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                              $  2,356              $  4,450
                                                                        ========              ========